UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2025
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Parker Dr., Suite C100A, Austin, Texas 78728
(Address of principal executive offices, including zip code)

(408)-941-7100
Registrant’s telephone number, including area code
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVNW	NASDAQ Stock Market LLC
Preferred Share Purchase Rights		NASDAQ Stock Market LLC

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition
On August 27, 2025, Aviat Networks, Inc. (the “Company” or “Aviat”) issued a press release reporting preliminary financial results for the fiscal year ended June 27, 2025. These figures are preliminary, unaudited and subject to change pending the filing of the Annual Report on Form 10-K for the fiscal year ended June 27, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Interim Chief Financial Officer
On August 27, 2025, Aviat Networks, Inc. (the “Company” or “Aviat”) announced the appointment of Andrew M. Fredrickson as the Company’s Interim Chief Financial Officer effective after the Company files their Form 10-K for fiscal year 2025.
Mr. Fredrickson (age 35) has extensive experience in corporate development, strategy execution, capital markets, and investor relations. Mr. Fredrickson joined Aviat in 2022 as the Company’s Director of Corporate Development and Investor Relations. In 2025, Mr. Fredrickson became the Vice President of Corporate Finance of the Company where he leads the corporate development, investor relations, and treasury functions globally.
Before joining Aviat, from 2019 until he joined Aviat in 2022, Mr. Fredrickson held various strategy roles at JELD-WEN, a global manufacturer of building products. From 2014 until 2017, Mr. Fredrickson worked as an investment analyst at The Motley Fool. He began his career in investment banking at William Blair in 2012. He holds an MBA from Duke University's Fuqua School of Business and a Bachelor of Science from the University of Virginia.
The Company will enter into an employment agreement with Mr. Fredrickson in connection with his appointment as Interim Chief Financial Officer (the “Employment Agreement”). This description of the Employment Agreements is qualified in its entirety by the final terms of the Employment Agreement, a form of which is expected to be filed with the Company’s next Current Report on Form 10-Q.
The Employment Agreement provides for a monthly stipend of $10,000 in addition to Mr. Fredrickson’s annual base salary (which is $250,000 per year for his position as Vice President Corporate Finance), subject to review and adjustment by the Company’s Board of Directors (the “Board”). Mr. Fredrickson will remain eligible to participate in the Company’s Annual Incentive Plan with a current target annual bonus of 35% of base salary, based upon achievement of the same performance objectives, floors and caps determined by the Board for the Annual Incentive Plan for executives generally. Mr. Fredrickson is also eligible to participate in the Company’s Long-Term Incentive Program.
Mr. Fredrickson will receive a one-time award of $60,000 of restricted stock units pursuant to the Company’s equity-based incentive plan, with a one year vesting period, with the applicable vesting date for such awards on the first anniversary of his start date of his service as Interim Chief Financial Officer.
The original term of the Employment Agreement is from the date the Company files the fiscal year 2025 Form 10-K until the appointment by the Board of a permanent Chief Financial Officer, subject to extension thereof unless timely notice of non-renewal is given by either the Company or Mr. Fredrickson. The Company may terminate Mr. Fredrickson’s employment with or without Cause (as defined within the Employment Agreement) at any time.
In the event that Mr. Fredrickson’s employment as Interim Chief Financial Officer terminates due to non-renewal of the Employment Agreement, Mr. Fredrickson will not be entitled to any compensation or benefits from the Company other than those earned through the date of termination of employment. If, within the three (3) months preceding or the twelve (12) months following any “change in control” (as defined within the Employment Agreement), Mr. Fredrickson experiences a Qualifying Termination (as defined within the Employment Agreement) and signs a general release of claims in favor of the Company, Mr. Fredrickson will be entitled to all of Mr. Fredrickson’s outstanding equity awards fully vesting (with performance awards vesting based on actual performance (if determinable) or target).
The Employment Agreement mandates that Mr. Fredrickson’s confidentiality obligations continue even after Mr. Fredrickson’s termination of employment.
The selection of Mr. Fredrickson to serve as the Company’s Interim Chief Financial Officer was not pursuant to any arrangement or understanding with any other person. Mr. Fredrickson does not have a family relationship with any of the officers or directors of the Company.
There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.
Departure of Chief Financial Officer
On August 25, 2025, Michael Connaway, Senior Vice President and Chief Financial Officer of the Company, notified the Company of his voluntary resignation from his position, such resignation to be effective after the Company files its Form 10-K for fiscal year 2025.
Item 7.01 Regulation FD Disclosure.
On August 27, 2025, the Company issued a press release regarding the appointment of Mr. Fredrickson. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

Date: August 27, 2025	By:	/s/ Peter A. Smith
		Name:	Peter A. Smith
		Title:	Chief Executive Officer